SHORT TERM DEBT	0 Months Ended
Dec. 31, 2011
Short Term Debt [Abstract]
Short Term Debt
NOTE 8—SHORT TERM DEBT:
a.	Short term debt and current maturities of long term liabilities:	December 31,
		2011	2010

		(U.S. $ in millions )
	Banks and financial institutions	$2,591	$742
	Current maturities of long term liabilities	1,158	690
	Total	$3,749	$1,432

<>Short-term debt is comprised of loans, mainly from banks with an earliest date of redemption within 12 months, the current portion of long-term loans and bank overdrafts. Loans were obtained from banks at a weighted average interest rate of 1.0% and 1.2% at December 31, 2011 and 2010, respectively.

b. Lines of credit:

In January 2011, Teva entered into a new three-year $1.5 billion unsecured syndicated credit facility, which replaced the separate bilateral revolving credit agreements for an aggregate of $1.1 billion that Teva had entered into in 2009 and early 2010. This facility was amended to $2.5 billion facility in June.